Business Combinations (Summary Of The Fair Value Of The Assets Acquired And The Liabilities Assumed, As Of The Date Of The Share Purchase) (Details) In Millions, unless otherwise specified	0 Months Ended
	May 24, 2011 USD ($)		May 24, 2011 JPY (¥)
Business Combinations (Abstract)
Cash and cash deposits	$ 1,021		¥ 78,634
Loans receivable	701	[1]	54,023	[1]
Receivables from other than customers	167		12,865
Office buildings, land, equipment and facilities	9,290		715,683
Intangible assets	779	[2]	60,048	[2]
Assets other than above	16,746	[3]	1,290,121	[3]
Total assets	28,704		2,211,374
Short-term borrowings	1,075		82,800
Long-term borrowings	12,369		952,932
Liabilities other than above	9,720		748,889
Total liabilities	23,164		1,784,621
Equity attributable to NHI's shareholders	1,570		120,962
Noncontrolling interests of NLB	291	[4]	22,397	[4]
Noncontrolling interests attributable to other than shareholders of NLB	3,679	[5]	283,394	[5]
Acquisition costs and fair value of previously held equity investments in NLB and other newly consolidated subsidiaries	986		75,999
Goodwill	(584)		(44,963)
Weighted-average amortization period of intangible assets	9		9
Residual value of intangible assets			0
Gross contractual amounts receivable	703		54,131
Contractual cash flows not expected to be collected	$ 1		¥ 108

[1]	Valuation is based on the difference between the gross contractual amounts receivable of ¥54,131 million ($703 million) and the estimate of the contractual cash flows not expected to be collected of ¥108 million ($1 million).
[2]	Includes finite-lived intangible assets related to client contracts and lease agreements which are amortized based on a weighted-average amortization period of nine years with no estimated residual value.
[3]	Include real estate classified as held for sale.
[4]	Valuation is based on the acquisition cost of the Share Purchases.
[5]	Valuation is based on either the market value or the net asset value as of the date of acquisition.